UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL HEALTH SERVICES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Universal Health Services, Inc.	CLASS B COMMONSTOCK
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting	CLASS D COMMON STOCK
to Be Held on Wednesday, May 19, 2010

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/uhs

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Universal Health Services, Inc.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 12, 2010 to facilitate timely delivery. You will not receive a paper copy or e-mail copy of these documents unless you request one.

  TO REQUEST PAPER COPIES OF PROXY MATERIALS:

   (please reference your 11–digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

	Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688
	E-mail:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your e-mail)
	Internet:	http://www.proxyvoting.com/uhs

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Universal Health Services, Inc. Stockholder:

The 2010 Annual Meeting of Stockholders of Universal Health Services, Inc. (the “Company”) will be held at the Universal Corporate Center, 367 South Gulph Road, King of Prussia, PA 19406 on Wednesday, May 19, 2010, at 10:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

•	The Election of one Class II Director by the holders of Class B and Class D Common Stock

•	The Election of two Class II Directors by the holders of Class A and Class C Common Stock

•	The adoption of the Universal Health Services, Inc. 2010 Employees’ Restricted Stock Purchase Plan by the holders of Class A, B, C and D Common Stock

•	The approval of the Universal Health Services, Inc. 2010 Executive Incentive Plan by the holders of Class A, B, C and D Common Stock

•	Discussion on matters of current interest

The Board of Directors has fixed the close of business on March 31, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Alan B. Miller and Steve Filton and each of them, as the true and lawful attorneys, agents, and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote, as designated below, all shares of Class B Common Stock and Class D Common Stock of Universal Health Services, Inc. held of record by the undersigned on March 31, 2010 at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 19, 2010 at the offices of the Company, Universal Corporate Center, 367 South Gulph Road, King of Prussia, Pennsylvania and at any adjournment thereof. Any and all proxies heretofore given are hereby granted.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	Ž	

70095

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.uhsinc.com.

Meeting Location:

Universal Corporate Center

367 South Gulph Road

King of Prussia, PA 19406

You can find directions to the Annual Meeting at: http://www.uhsinc.com

The following Proxy Materials are available for you to review online:

•	the Company’s 2010 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company’s Annual Report for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:        1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)

Email:                shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

Internet:             http://www.proxyvoting.com/uhs

The Proxy Materials for Universal Health Services, Inc. are available to review at:

http://www.proxyvoting.com/uhs

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote

Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

70095